Exhibit 10.8

Execution Version

REFINANCING AMENDMENT, AGREEMENT AND JOINDER

REFINANCING AMENDMENT, AGREEMENT AND JOINDER, dated as of February 11, 2011 (this “Refinancing Amendment and Agreement”), in respect of the Credit Agreement, dated as of November 23, 2010, among Giraffe Acquisition Corporation (which on the Closing Date was merged with and into The Gymboree Corporation, with The Gymboree Corporation surviving such merger), The Gymboree Corporation, Giraffe Intermediate B, Inc., the other Guarantors party thereto, the Lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent (as in effect immediately prior to giving effect to the Amendment and Restatement (as defined below), the “Existing Credit Agreement”).

WHEREAS, the Borrower desires, pursuant to Section 2.20 of the Existing Credit Agreement), to obtain Credit Agreement Refinancing Indebtedness in respect of all of the Term Loans outstanding under the Existing Credit Agreement as of the Restatement Effective Date (the “Existing Term Loans”), and to prepay in full such Existing Term Loans and all other Obligations in respect thereof on the Restatement Effective Date (as defined below) (the “Refinancing”); and

WHEREAS, the New Lenders (as defined below) have agreed to provide such Credit Agreement Refinancing Indebtedness in the form of Other Term Loans (as defined in the Existing Credit Agreement), in accordance with the terms and conditions set forth herein and in the Existing Credit Agreement; and

WHEREAS, the Refinancing constitutes a Repricing Transaction (as defined in the Existing Credit Agreement) in respect of the Existing Term Loans; and

WHEREAS, the Borrower, Holdings and the New Lenders have agreed to amend and restate the Existing Credit Agreement in its entirety in the form attached hereto as Exhibit A;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Restated Credit Agreement (as defined below) has the meaning assigned to such term in the Restated Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after the Restatement Effective Date, refer to the Existing Credit Agreement as amended and restated hereby.

(b) As used in this Refinancing Amendment and Agreement, the following terms have the meanings specified below:

“Amendment and Restatement” shall mean the amendment and restatement of the Existing Credit Agreement on the Restatement Effective Date, in accordance with Section 3 of this Refinancing Amendment and Agreement and subject to the conditions set forth in Section 8 of this Refinancing Amendment and Agreement.

“Existing Lender” shall mean a Lender with an Existing Term Loan on the Restatement Effective Date, immediately prior to giving effect to the Refinancing Amendment and Agreement and the Amendment and Restatement.

“Existing Term Loan Prepayment Amount” shall mean, for each Existing Lender, the sum of (i) the aggregate principal amount of Existing Term Loans owing to such Existing Lender on the Restatement Effective Date plus (ii) all accrued and unpaid interest on such Existing Lender’s Existing Term Loans plus (iii) the amounts payable to such Existing Lender in respect of its Existing Term Loans pursuant to Section 2.12(d) of the Existing Credit Agreement plus (iv) any other amounts owing to such Existing Lender under the Loan Documents as of the Restatement Effective Date, including any amounts owing pursuant to Section 3.05 of the Existing Credit Agreement.

“Restated Credit Agreement” shall mean the Amended and Restated Credit Agreement, in the form attached hereto as Exhibit A.

“Restatement Effective Date” shall have the meaning assigned to such term in Section 8 hereof.

Section 2. Restatement Effective Date Transactions.

(a) With effect from and including the Restatement Effective Date, each Person identified on the signature pages hereof as a “New Lender” (each, a “New Lender”) shall become party to the Restated Credit Agreement as a “Lender”, shall have an Other Term Loan Commitment in the amount set forth on Schedule 1 hereto and shall have all of the rights and obligations of a “Lender” and a “Term Lender” under the Restated Credit Agreement and the other Loan Documents.

(b) On the Restatement Effective Date, each Existing Lender shall cease to be a Lender party to the Existing Credit Agreement (and, for the avoidance of doubt, shall not be a party to the Restated Credit Agreement (except to the extent that it shall subsequently become party thereto pursuant to an assignment and assumption entered into with any Lender in accordance with the terms of the Restated Credit Agreement or otherwise)), and all accrued fees and other amounts payable under the Existing Credit Agreement for the account of each Existing Lender shall be due and payable on such date; provided that the provisions of Sections 3.01, 3.04, 3.05 and 10.05 of the Existing Credit Agreement shall continue to inure to the benefit of each Existing Lender after the Restatement Effective Date.

(c) On the Restatement Effective Date:

(i) Each New Lender, severally and not jointly, shall make an Other Term Loan to the Borrower in accordance with this Section 2(c) and Section 2.02 of the Existing Credit Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to its Other Term Loan Commitment;

(ii) the Borrower shall prepay in full the Existing Term Loans by:

(A) delivering to the Administrative Agent an amount equal to the excess of (1) the aggregate of the Existing Term Loan Prepayment Amounts for all of the Existing Lenders over (2) the aggregate amount of the Other Term Loan Commitments (such excess, the “Borrower’s Payment”); and

(B) directing the Administrative Agent to apply the funds made available to the Administrative Agent pursuant to Section 2(c)(i) hereof (the “Lender Funding Amount”), along with the Borrower’s Payment, to prepay in full the Existing Term Loans; and

(iii) the Administrative Agent shall apply the Lender Funding Amount and the Borrower’s Payment to pay to each Existing Lender an amount equal to such Existing Lender’s Existing Term Loan Prepayment Amount;

(iv) The transactions described in the preceding clauses (i), (ii) and (iii) shall be deemed to occur immediately prior to the effectiveness of the amendment and restatement of the Existing Credit Agreement pursuant to Section 3(a) hereof.

(d) Each Other Term Loan made on the Restatement Effective Date pursuant to Section 2(c) shall constitute a Eurodollar Term Loan having an initial Interest Period of one month.

Section 3. Amendment and Restatement; Borrowings on Restatement Effective Date. (a) Each of the parties hereto irrevocably agrees that on the Restatement Effective Date, but subject to the proviso to Section 8 hereof, the Existing Credit Agreement (but excluding the Schedules (other than a new Schedule 2.01) and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit A attached hereto (the “Amendment and Restatement”).

(b) With effect from the effectiveness of the Amendment and Restatement, each Other Term Loan made on the Restatement Effective Date in accordance with Section 2(c) hereof shall constitute, for all purposes of the Restated Credit Agreement, a Term Loan made pursuant to the Restated Credit Agreement and this Refinancing Amendment and Agreement; provided, that pursuant to the Amendment and Restatement, each such Other Term Loan shall constitute an “Initial Term Loan” for all purposes of the Restated Credit Agreement, and all provisions of the Restated Credit Agreement applicable to Initial Term Loans shall be applicable to such Other Term Loans.

(c) The Other Term Loan Commitments provided for hereunder shall terminate on the Restatement Effective Date immediately upon the borrowing of the Other Term Loans pursuant to Section 2(c).

Section 4. Effect of Amendment and Restatement; Reaffirmation; Etc. (a) Except as expressly set forth herein or in the Restated Credit Agreement, this Refinancing Amendment and Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended pursuant to the Amendment and Restatement) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Security Agreement) (including, for the avoidance of doubt, the Other Term Loans made on the Restatement Effective Date) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under Article 11 of the Existing Credit Agreement and the Restated Credit Agreement with respect to all of the Guaranteed Obligations (including, for the avoidance of doubt, the Other Term Loans made on the Restatement Effective Date).

(b) This Refinancing Amendment and Agreement constitutes a Refinancing Amendment (as defined in the Existing Credit Agreement).

Section 5. Representations of Borrower. Each of the Loan Parties hereby represents and warrants that, immediately prior to and immediately after giving effect to the transactions contemplated by this Refinancing Amendment and Agreement, including the borrowing of Other Term Loans provided for herein and the Amendment and Restatement:

(a) the representations and warranties set forth in Article 5 of the Restated Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Restatement Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any such representation and warranty that is qualified by “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Restatement Effective Date with the same effect as though made on and as of such date or such earlier date, as applicable; and

(b) no Default shall exist or would result from the transactions contemplated by this Refinancing Amendment and Agreement, including the borrowing of Other Term Loans and the Amendment and Restatement.

Section 6. Governing Law. THIS REFINANCING AMENDMENT AND AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7. Counterparts. This Refinancing Amendment and Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

Delivery of an executed signature page to this Refinancing Amendment and Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Refinancing Amendment and Agreement.

Section 8. Effectiveness. This Refinancing Amendment and Agreement shall become effective on the date (the “Restatement Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent shall have received from each Loan Party, the Administrative Agent and each New Lender either (i) a counterpart of the Refinancing Amendment and Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of the Amendment) that such party has signed a counterpart of the Amendment;

(b) the Borrower shall have paid all fees due and payable to Credit Suisse Securities (USA) LLC (“CS Securities”) pursuant to that certain engagement letter, dated as of February 2, 2011, between the Borrower and CS Securities;

(c) the Administrative Agent shall have received all fees and expenses due and payable on or prior to the Restatement Effective Date under the Existing Credit Agreement or any other Loan Document, including, to the extent invoiced at least two Business Days prior to the Restatement Effective Date (except as otherwise reasonably agreed by the Borrower), reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Existing Credit Agreement or any other Loan Document;

(d) the aggregate amount of Other Term Loan Commitments shall be equal to $820,000,000;

(e) the Administrative Agent shall have received from the Borrower the Borrower’s Payment;

(f) the Administrative Agent and each New Lender shall have received on or prior to the Restatement Effective Date, all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, that has been requested in writing at least 3 days prior to the Restatement Effective Date; and

(g) the representations and warranties set forth in Section 5 of this Refinancing Amendment shall be true and correct; and

(h) the Administrative Agent shall have received:

(i) a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State of the state of its organization or similar Governmental Authority;

(ii) a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Refinancing Amendment and Agreement and the Restated Credit Agreement, including (in the case of the Borrower), the borrowing of the Other Term Loans contemplated under this Refinancing Amendment and Agreement; and

(iii) an opinion of Ropes & Gray LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, as to such matters as the Administrative Agent shall reasonably request, in each of cases (i) – (iii) (to the extent applicable), consistent with those delivered on the Closing Date pursuant to Section 4.02 of the Existing Credit Agreement (other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent), provided, that (x) it shall be a further condition precedent to the effectiveness of this Refinancing Amendment and Agreement and to the obligation of each New Lender to make the Other Term Loan to be made by it pursuant to Section 2(c)(i) that the conditions set forth in Section 4.01 of the Existing Credit Agreement shall be satisfied and (y) it shall be a further condition precedent to the effectiveness of the Amendment and Restatement that the Lender Funding Amount shall have been received and all payments contemplated by Section 2(c)(iii) shall have been made.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment and Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Borrower:

THE GYMBOREE CORPORATION

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT

Guarantors:

GIRAFFE INTERMEDIATE B, INC.

By:	/s/ Jordan Hitch
Name: Jordan Hitch
Title: Secretary and Vice President

GYMBOREE RETAIL STORES, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE MANUFACTURING, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE OPERATIONS, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYM-MARK, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYMBOREE PLAY PROGRAMS, INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

S.C.C. WHOLESALE INC.

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

GYM-CARD, LLC

By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By	/s/ John D. Toronto
Name: John D. Toronto
Title: Managing Director

By	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

New Lender:

By executing this signature page, the institution referred to below hereby consents to the terms of the Restated Credit Agreement and elects to become a New Lender with an Other Term Loan Commitment in the amount set out in Schedule 1 on the Restatement Effective Date.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By	/s/ John D. Toronto
Name: John D. Toronto
Title: Managing Director

By	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Credit Suisse AG, Cayman Islands Branch
Att: Sean Portrait
Eleven Madison Avenue
New York, NY 10010
919 994 6369 (telephone)
212-322-2291 (fax)
agency.loanops@credit-suisse.com

SIGNATURE PAGE TO AMENDMENT